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                             UNITED STATES
                  SECURITIES AND EXCHANGE COMMISSION
                        WASHINGTON, D.C.  20549


                              FORM 8-K

                            CURRENT REPORT

    Pursuant To Section 13 or 15(d) of The Securities Exchange Act Of 1934

    Date of Report (Date of earliest event reported)    September 14, 2000


                         INVITROGEN CORPORATION
            --------------------------------------------------
            (Exact name of registrant as specified in charter)


      Delaware                           0-25317               33-0373077
    ------------                       -----------            -----------
(State or other jurisdiction     (Commission File Number)  (IRS Employer
 of incorporation)                                          Identification No.)



            1600 Faraday Avenue, Carlsbad, CA               92008
         -----------------------------------------------------------
         (Address of principal executive offices)         (Zip Code)


Registrant's telephone number, including area code  (760) 603-7200
                                                    --------------

                         Not applicable
     -------------------------------------------------------------
     (Former name or former address, if changed since last report)



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ITEM 2.  Acquisition Or Disposition Of Assets

    On September 14, 2000, Invitrogen Corporation completed mergers pursuant to which both Life Technologies, Inc. and Dexter Corporation merged into Invitrogen. Life Technologies is a supplier of molecular biology and cell culture products for the life science industry and Dexter owned approximately 75% of Life Technologies' outstanding stock prior to the completed mergers. As a result of the mergers, Invitrogen acquired Life Technologies' facilities and equipment used for life sciences research and commercial manufacture of genetically engineered products. At this time Invitrogen intends to continue to use the facilities and equipment for their current purposes. At the time of the mergers, Dexter's remaining assets consisted mainly of its headquarter operations and cash.

    In connection with the merger, Invitrogen will issue up to 30,752,710 shares of common stock and may pay up to $515,000,000 in cash in exchange for all outstanding shares of Dexter and Life Technologies. Under the merger agreements, shareholders of Dexter and Life Technologies can elect to receive all cash, all stock or a combination of cash and stock for each share of Dexter or Life Technologies they hold. Stockholders who elect to receive all cash may be prorated based on the maximum amount of cash available for the transaction.

    In addition to the shares of Invitrogen common stock issued in connection with the mergers, Invitrogen assumed all outstanding options to purchase Life Technologies common stock that were outstanding at the effective time of the mergers. These options were converted into the right to acquire shares of Invitrogen's common stock, subject only to adjustments to maintain the economic equivalence of the assumed options on the basis of the exchange ratio in the merger with Life Technologies.

    Additional information regarding the terms of the mergers are included in merger agreements and the press release of Invitrogen, which are incorporated herein by reference and which have been previously filed.

ITEM 7.  Financial Statements and Exhibits

         a)  FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED.

         The audited financial statements for Dexter have been filed on Form 10-K on March 15, 2000, for the fiscal year ended December 31, 1999, pursuant to section 13 or 15(d) of the Securities Exchange Act of 1934 and are incorporated herein by reference.

         The unaudited financial statements for Dexter have been filed on Form 10-Q on July 21, 2000, for the quarter ended June 30, 2000, pursuant to section 13 or 15(d) of the Securities Exchange Act of 1934 and are incorporated herein by reference.

         The audited financial statements for Life Technologies have been filed on Form 10-K on March 15, 2000, for the fiscal year ended December 31, 1999, pursuant to section 13 or 15(d) of the Securities Exchange Act of 1934 and are incorporated herein by reference.

         The unaudited financial statements for Life Technologies have been filed on Form 10-Q on August 8, 2000, for the quarter ended June 30, 2000, pursuant to section 13 or 15(d) of the Securities Exchange Act of 1934 and are incorporated herein by reference.

         b)  PRO FORMA FINANCIAL INFORMATION.

         The unaudited consolidated pro forma condensed balance sheet as of June 30, 2000 and unaudited consolidated pro forma condensed income statements for the year ended December 31, 1999 and the six months ended June 30, 2000 are incorporated herein by reference from Invitrogen's filing on Form S-4.


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         c)  Exhibits.

         Exhibit       Description
         -------       ------------

         2.1* Agreement and Plan of Merger dated as of July 7, 2000 by and among Invitrogen and Life Technologies.

         2.2* Agreement and Plan of Merger dated as of July 7, 2000 by and among Invitrogen and Dexter.

         15.1 Letter from PricewaterhouseCoopers LLP regarding unaudited information for Dexter.

         15.2 Letter from PricewaterhouseCooper LLP regarding unaudited information for Life Technologies, Inc.

         23.1 Consent of PricewaterhouseCoopers LLP, Independent Public Accountants in connection with audited information of Dexter.

         23.2 Consent of PricewaterhouseCoopers LLP, Independent Public Accountants in connection with audited information of Life Technologies, Inc.

         99.1**        Invitrogen Press Release dated July 9, 2000

         99.2*** The audited financial statements for Dexter filed on Form 10-K for the fiscal year ended December 31, 1999.

         99.3**** The unaudited financial statements for Dexter filed on Form 10-Q for the quarter ended June 30, 2000.

         99.4*****     The audited financial statements for Life Technologies
                       filed on Form 10-K for the fiscal year ended
                       December 31, 1999.

         99.5******    The unaudited financial statements for Life
                       Technologies filed on Form 10-Q for the quarter ended
                       June 30, 2000.

         99.6* The unaudited (i) Consolidated Pro Forma Condensed Balance Sheet as of June 30, 2000; and (ii) Consolidated Pro Forma Condensed Income Statements for the year ended December 31, 1999 and the six months ended June 30, 2000.


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         *             Incorporated by reference from Invitrogen's filing on
                       Form S-4 (File No. 333-43674) filed on August 14, 2000.

         ** Incorporated by reference from Invitrogen's filing on Form 425 (File No. 000-25317) filed on July 10, 2000.

         *** Incorporated by reference from Dexter's filing on Form 10-K (File No. 1-5542) filed on March 15, 2000.

         **** Incorporated by reference from Dexter's filing on Form 10-Q (File No. 1-5542) filed on July 21, 2000.

         ***** Incorporated by reference from Life Technologies's filing on Form 10-K (File No. 0-14991) filed on March 15, 2000.

         ****** Incorporated by reference from Life Technologies's filing on Form 10-Q (File No. 0-14991) filed on August 8, 2000.


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                                  SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:    September 29, 2000                    INVITROGEN CORPORATION

                                               By:/s/ James R. Glynn
                                                  ----------------------
                                                  James R. Glynn
                                                  Chief Financial Officer


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                                 INDEX OF EXHIBITS


        Exhibit     Description
        -------     -----------

        2.1* Agreement and Plan of Merger dated as of July 7, 2000 by and among Invitrogen and Life Technologies.

        2.2* Agreement and Plan of Merger dated as of July 7, 2000 by and among Invitrogen and Dexter.

        15.1 Letter from PricewaterhouseCoopers LLP regarding unaudited information for Dexter.

        15.2 Letter from PricewaterhouseCooper LLP regarding unaudited information for Life Technologies, Inc.

        23.1 Consent of PricewaterhouseCoopers LLP, Independent Public Accountants in connection with audited information of Dexter.

        23.2 Consent of PricewaterhouseCoopers LLP, Independent Public Accountants in connection with audited information of Life Technologies, Inc.

        99.1**      Invitrogen Press Release dated July 9, 2000

        99.2*** The audited financial statements for Dexter on Form 10-K for the fiscal year ended December 31, 1999.

        99.3**** The unaudited financial statements for Dexter filed on Form 10-Q for the quarter ended June 30, 2000.

        99.4*****   The audited financial statements for Life Technologies
                    filed on Form 10-K for the fiscal year ended December 31, 1999.

        99.5******  The unaudited financial statements for Life Technologies filed on Form 10-Q for the quarter ended June 30, 2000.

        99.6* The unaudited (i) Consolidated Pro Forma Condensed Balance Sheet as of June 30, 2000; and (ii) Consolidated Pro Forma Condensed Income Statements for the year ended December 31, 1999 and the six months ended June 30, 2000.


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        *           Incorporated by reference from Invitrogen's filing on
                    Form S-4 (File No. 333-43674) filed on August 14, 2000.

        ** Incorporated by reference from Invitrogen's filing on Form 425 (File No. 000-25317) filed on July 10, 2000.

        *** Incorporated by reference from Dexter's filing on Form 10-K (File No. 1-5542) filed on March 15, 2000.

        **** Incorporated by reference from Dexter's filing on Form 10-Q (File No. 1-5542) filed on July 21, 2000.

        ***** Incorporated by reference from Life Technologies's filing on Form 10-K (File No. 0-14991) filed on March 15, 2000.

        ****** Incorporated by reference from Life Technologies's filing on Form 10-Q (File No. 0-14991) filed on August 8, 2000.


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